                       SEMIANNUAL REPORT FEBRUARY 28, 1999

                                   OPPENHEIMER

                                   DEVELOPING
                                  MARKETS FUND
                                     [PHOTO]

                             [OPPENHEIMERFUNDS LOGO]
                               THE RIGHT TO INVEST

CONTENTS

 3 President's Letter

 4 An Interview
   with Your Fund's
   Manager

 9 Financial
   Statements

27 Officers and
   Trustees

28 Information and Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- LATIN AMERICAN MARKETS DECLINED SHARPLY over the past six months, while stocks in Asia and Eastern Europe performed relatively well.


- WE TOOK ADVANTAGE OF BARGAIN PRICES in stocks of solid companies in growing businesses worldwide.

CUMULATIVE TOTAL RETURNS

For the 6-Month Period
Ended 2/28/99

CLASS A

Without            With
Sales Chg.(1)      Sales Chg.(2)

7.57%              1.39%


CLASS B

Without            With
Sales Chg.(1)      Sales Chg.(2)

7.20%              2.20%


CLASS C

Without            With
Sales Chg.(1)      Sales Chg.(2)

7.22%              6.22%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE THE STOCK MARKET CAN BE VOLATILE, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A return includes the maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                     2 Oppenheimer Developing Markets Fund

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Developing Markets Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

Contrary to what many analysts had expected, the U.S. economy appears to have picked up steam over the past few months. The fourth quarter of 1998 posted the fastest rate of economic growth in two years, and early indications suggest that the first quarter of 1999 may follow suit.

        With respect to the U.S. bond market, stronger-than-expected economic growth has triggered concerns that the Federal Reserve may raise key interest rates to forestall an acceleration of inflation. As a result, yields of longer-term taxable bonds have risen from their October 1998 lows, when investors had bid up prices during the global "flight to quality." At the same time, tax-exempt bond prices and yields have remained relatively stable.

        In the U.S. stock market, it might appear at first glance that prices are rising as rapidly as the economy is growing. However, a closer look reveals that, with the exception of large-cap growth companies and the technology industry, most stock prices remained relatively flat. What's more, the disparity in valuations between large companies, which have led the market's advance, and smaller ones, which have lagged, has become historically wide.

        What do these observations mean for your investments? In our view, actively managed portfolios that are closely monitored by expert money managers are likely to provide better returns than passive index investing in 1999. That's because selectivity is expected to be more critical to performance than it has been over the past few years. In a potentially overvalued stock market and rising interest-rate environment, the ability to identify the most promising securities could become paramount.

        Even though many equity investors may be tempted to jump aboard the technology bandwagon, we suggest a more prudent course: broad diversification beyond any single asset class, industry, capitalization range or geographic region. We believe that the risks of this investment environment require consideration of a broad range of investments and markets, including bonds. That way, if one market experiences setbacks, one or more of the others may help cushion the effects on your overall portfolio.

        No matter what the financial markets have in store, we resolve to continue working with your financial advisor to keep you apprised of potential risks and opportunities. Providing you with the market information, professionally managed investments and other resources you need to achieve your financial goals is an important part of our enduring commitment to you as The Right Way to Invest.


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
March 19, 1999

                     3 Oppenheimer Developing Markets Fund

"INVESTORS MUST BE WILLING TO WITHSTAND SHORT-TERM VOLATILITY INHERENT IN EMERGING MARKETS INVESTMENTS."

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW DID OPPENHEIMER DEVELOPING MARKETS FUND PERFORM DURING THE SIX-MONTH PERIOD THAT ENDED FEBRUARY 28, 1999?

We are pleased that the Fund produced positive returns in a highly volatile investment environment.(1) We attribute the Fund's performance to its emphasis on investment opportunities in Latin America. Despite our positions in companies that we believed to be businesses that were significantly undervalued relative to their long-term prospects, most Latin American markets, including these positions, declined sharply. The primary reason: the currency and liquidity crisis that began in Asia in 1997 spread to Latin America in 1998.

WHY DID THE ASIAN FINANCIAL CRISIS SPREAD TO LATIN AMERICA?

In our view, the deterioration of Latin American stock markets was a case of perception defining reality. When Russia unexpectedly defaulted on its government debt and devalued its currency in August 1998, investors became concerned that Latin American countries might follow suit. Although the similarities in economic conditions between Russia and Latin America were few, many investors decided to shift their capital to more developed markets, especially U.S. government bonds. By removing their capital and the liquidity that supported Latin America's stock markets, these investors essentially made their prophesy come true. Faced with a sudden shortage of capital, Brazil was forced to devalue its currency in January 1999. Stock prices fell throughout the region as a result.

        As we stated in our shareholder report six months ago, on a long-term basis, we regarded Latin America as one of the more attractive regions of the world.

1. Investing in foreign securities entails additional expenses and risks including foreign currency fluctuations.


                     4 Oppenheimer Developing Markets Fund

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
Frank Jennings
Rajeev Bhaman
(Portfolio Manager)

        We believed then--as we continue to believe today--that countries such as Brazil and Argentina were committed to market-based economic reforms and financial policies that ultimately should be positive for businesses. Furthermore, even before Brazil's currency devaluation, many of the fundamentally sound stocks in the region were selling at very attractive prices relative to historical valuations. We believe that these stocks have become even more attractively priced, and we remain confident that we will be rewarded for our patient and disciplined approach.

WHICH DEVELOPING MARKETS PERFORMED RELATIVELY WELL OVER THE PAST SIX MONTHS, AND WHY?

Asian markets--particularly those in Korea, Thailand, Singapore and Indonesia--did very well when they began to rebound from the sharp declines of 1997. Falling interest rates helped Asian companies reduce their borrowing costs, enabling them to take the steps necessary to finance their future growth. In addition, the entire Asian region was buoyed by Japan's announcement of long-awaited economic and banking reforms that are designed to revive the world's second largest economy.

        Markets in Eastern Europe also performed well, benefiting from inflows of capital from foreign investors as well as declines in inflation. Eleven European countries joined together on January 1, 1999, to tie their economic systems to a single interest rate and a common currency. This has helped improve business conditions throughout Europe.


                     5 Oppenheimer Developing Markets Fund

AVG ANNUAL TOTAL RETURNS

For the Periods Ended 3/31/99(2)

CLASS A
                      Since
1 Year                Inception
-------------------------------
-26.05%               -2.32%
-------------------------------

CLASS B
                      Since
1 Year                Inception
-------------------------------
-25.95%               -1.85%
-------------------------------

CLASS C
                      Since
1 Year                Inception
-------------------------------
-22.89%               -0.63%
-------------------------------


AN INTERVIEW WITH YOUR FUND'S MANAGER

HOW WAS THE FUND MANAGED IN THIS TURBULENT ENVIRONMENT?

Very carefully. We continued to search for solid companies in growing businesses selling at attractive prices. In Latin America, market turmoil gave us opportunities to buy such companies at prices that we regarded as bargains. As a result, we took advantage of new opportunities and also added to existing holdings at substantially lower prices. In Asia and Eastern Europe, the markets' rebound allowed us to sell some of our holdings at a substantial profit.

WHAT IS YOUR OUTLOOK FOR 1999?

Although we believe that heightened volatility will continue until the world's emerging economies and markets stabilize, we are very optimistic over the longer term. In our view, good companies have become available at prices that have not been seen in years. Our experience confirms that bargains such as these usually don't last long, and we are confident that, for many issuers, higher stock prices lie ahead. While we cannot predict the timing of a market rebound, we believe that the current weakness is not likely to last. With sound monetary and fiscal policies in place, and with capitalism imposing greater financial discipline on companies worldwide, we believe that the outlook is very bright for the emerging markets.



2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the maximum initial sales charge of 5.75%. Class A, B and C shares were first publicly offered on 11/18/96. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception.) Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                      6 Oppenheimer Developing Markets Fund

REGIONAL ALLOCATION(3)
[PIE CHART]

- Latin America            32.3%
- Asia, excl. Japan        32.1
- Emerging Europe          25.7
- Middle East/Africa        9.9

However, we hasten to add that opportunities such as these are not for the faint of heart. In our opinion, investors must be willing to withstand short-term volatility inherent in emerging markets investments and accept that it may take several years in order to take maximum advantage of their growth opportunities. In fact, our long-term perspective and willingness to take advantage of bargains in weak markets are part of what makes OppenheimerFunds The Right Way to Invest.


TOP 5 INDUSTRIES(3)
----------------------------------------------------------------------------
Banks                                                                  18.7%
----------------------------------------------------------------------------
Media                                                                  17.2
----------------------------------------------------------------------------
Autos & Housing                                                        10.1
----------------------------------------------------------------------------
Healthcare/Drugs                                                        9.5
----------------------------------------------------------------------------
Insurance                                                               8.5
----------------------------------------------------------------------------

TOP TEN STOCK HOLDINGS(3)
----------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                                        5.2%
----------------------------------------------------------------------------
Lusomundo SGPS SA                                                       4.5
----------------------------------------------------------------------------
Pliva d.d., Sponsored GDR                                               4.1
----------------------------------------------------------------------------
Banco Pinto & Sotto Mayor SA                                            4.0
----------------------------------------------------------------------------
ICICI Ltd. GDR                                                          3.7
----------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                                  3.1
----------------------------------------------------------------------------
Marico Industries Ltd.                                                  2.8
----------------------------------------------------------------------------
Grupo Financiero Banorte SA de CV                                       2.8
----------------------------------------------------------------------------
Television Broadcasts Ltd.                                              2.5
----------------------------------------------------------------------------
Courts (Singapore) Ltd.                                                 2.4
----------------------------------------------------------------------------

3. Portfolio is subject to change. Percentages are as of February 28, 1999, and are based on total market value of investments.

                      7 Oppenheimer Developing Markets Fund

FINANCIALS
--------------------------------------------------



                      8 Oppenheimer Developing Markets Fund

STATEMENTS OF INVESTMENTS February 28, 1999 (Unaudited)

                                                                                                    MARKET VALUE
                                                                                  SHARES            SEE NOTE 1
================================================================================================================
COMMON STOCKS--98.7%
----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--1.3%
----------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.3%
Embraer-Empresa Brasileira de Aeronautica SA, Preference                         85,850,000           $  519,230
----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--27.3%
----------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--10.1%
Brazil Realty SA, GDR(1)(2)                                                          38,800              368,600
----------------------------------------------------------------------------------------------------------------
Corporacion GEO, SA de CV, Series B(1)                                              233,000              608,539
----------------------------------------------------------------------------------------------------------------
Courts (Singapore) Ltd.                                                           3,226,000              964,784
----------------------------------------------------------------------------------------------------------------
Ellerine Holdings Ltd.                                                               88,000              275,577
----------------------------------------------------------------------------------------------------------------
Grupo Accion SA de CV, Series B(1)                                                1,814,000              655,992
----------------------------------------------------------------------------------------------------------------
IRSA-Inversiones y Representaciones SA, Sponsored GDR                                21,000              486,938
----------------------------------------------------------------------------------------------------------------
Solidere, GDR(1)(3)                                                                  69,200              614,150
                                                                                                      ----------
                                                                                                       3,974,580

----------------------------------------------------------------------------------------------------------------
MEDIA--17.2%
Grupo Radio Centro SA de CV, Sponsored ADR                                           85,100              377,631
----------------------------------------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR(1)(3)                                               72,600            2,041,875
----------------------------------------------------------------------------------------------------------------
Lusomundo SGPS SA                                                                   154,000            1,775,000
----------------------------------------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                                                        68,000              773,968
----------------------------------------------------------------------------------------------------------------
Television Broadcasts Ltd.                                                          333,000              990,694
----------------------------------------------------------------------------------------------------------------
Times Publishing Ltd.                                                               562,000              835,477
                                                                                                      ----------
                                                                                                       6,794,645

----------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--16.8%
----------------------------------------------------------------------------------------------------------------
BEVERAGES--0.6%
Serm Suk Public Co. Ltd.(1)                                                          69,300              237,685
----------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES--0.9%
Art Marketing Syndicate SA(1)                                                        28,380              356,098
----------------------------------------------------------------------------------------------------------------
FOOD--2.9%
Cresud SA                                                                           514,720              535,510
----------------------------------------------------------------------------------------------------------------
Rolimpex SA(1)                                                                      350,000              603,294
                                                                                                      ----------
                                                                                                       1,138,804

----------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS--5.9%
Dairy Farm International Holdings Ltd.                                            1,150,000            1,230,500
----------------------------------------------------------------------------------------------------------------
Makro Atacadista SA                                                                 104,000              533,000
----------------------------------------------------------------------------------------------------------------
PT Hero Supermarket(1)                                                            5,041,500              556,205
                                                                                                      ----------
                                                                                                       2,319,705


                      9 Oppenheimer Developing Markets Fund

                                                                                                    MARKET VALUE
                                                                                  SHARES            SEE NOTE 1
================================================================================================================
HOUSEHOLD GOODS--4.7%
Grupo Casa Autrey SA, ADR(1)                                                          83,000          $  466,875
----------------------------------------------------------------------------------------------------------------
Hengan International Group Co. Ltd.(1)                                               782,000             275,041
----------------------------------------------------------------------------------------------------------------
Hindustan Lever Ltd.(1)                                                                   56               2,401
----------------------------------------------------------------------------------------------------------------
Marico Industries Ltd.                                                                87,000           1,116,168
                                                                                                      ----------
                                                                                                       1,860,485

----------------------------------------------------------------------------------------------------------------
TOBACCO--1.8%
Eastern Tobacco Co.                                                                   24,500             720,211
----------------------------------------------------------------------------------------------------------------
FINANCIAL--32.5%
----------------------------------------------------------------------------------------------------------------
BANKS--17.3%
Banco BHIF,  Sponsored ADR(1)                                                         73,500             739,594
----------------------------------------------------------------------------------------------------------------
Banco Bradesco SA, Preference                                                     47,906,660             190,469
----------------------------------------------------------------------------------------------------------------
Banco de Galicia y Buenos Aires SA de CV, Sponsored ADR                               19,594             246,150
----------------------------------------------------------------------------------------------------------------
Banco Pinto & Sotto Mayor SA(1)                                                       79,000           1,584,360
----------------------------------------------------------------------------------------------------------------
Bank Leumi Le--Israel(1)                                                             465,000             693,028
----------------------------------------------------------------------------------------------------------------
Commercial International Bank, Sponsored GDR(1)                                       68,750             732,188
----------------------------------------------------------------------------------------------------------------
Espirito Santo Financial Group, ADR(1)                                                48,700             797,463
----------------------------------------------------------------------------------------------------------------
Grupo Financiero Banorte SA de CV, Series B(1)                                     1,233,000           1,114,717
----------------------------------------------------------------------------------------------------------------
Grupo Financiero Inbursa SA de CV, Series B                                          228,000             421,417
----------------------------------------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR                                23,000             310,500
                                                                                                      ----------
                                                                                                       6,829,886

----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--6.7%
Haci Omer Sabanci Holding AS, ADR(1)                                                 145,000             837,375
----------------------------------------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.(1)                                              5,000             267,135
----------------------------------------------------------------------------------------------------------------
ICICI Ltd. GDR(1)(3)                                                                 238,125           1,470,422
----------------------------------------------------------------------------------------------------------------
ICICI Ltd.                                                                             6,200               5,877
----------------------------------------------------------------------------------------------------------------
Unit Trust of India-Masterplus 91(1)                                                  75,000              31,722
                                                                                                      ----------
                                                                                                       2,612,531

----------------------------------------------------------------------------------------------------------------
INSURANCE--8.5%
Adamjee Insurance Co. Ltd.                                                           691,250             416,515
----------------------------------------------------------------------------------------------------------------
Aksigorta AS(1)                                                                   17,983,000             874,770
----------------------------------------------------------------------------------------------------------------
Liberty Life Assn. Africa Ltd.                                                        35,000             481,920
----------------------------------------------------------------------------------------------------------------
National Mutual Asia Ltd.                                                          1,017,000             721,951
----------------------------------------------------------------------------------------------------------------
Sanlam Ltd.(1)                                                                       500,000             356,739
----------------------------------------------------------------------------------------------------------------
Towarzystwo Ubezpieczen i Reasekuracji Warta SA(1)                                    32,213             514,427
                                                                                                      ----------
                                                                                                       3,366,322


                     10 Oppenheimer Developing Markets Fund

                                                                                                    MARKET VALUE
                                                                                  SHARES            SEE NOTE 1
================================================================================================================
HEALTHCARE--10.5%
----------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--9.5%
Cheminor Drugs Ltd.(1)                                                               160,550         $   727,600
----------------------------------------------------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.(1)                                                      57,000             758,664
----------------------------------------------------------------------------------------------------------------
Lavipharm, SA                                                                         77,000             651,518
----------------------------------------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR(1)(3)                                                       94,300           1,598,385
                                                                                                      ----------
                                                                                                       3,736,167

----------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--1.0%
Parkway Holdings Ltd.                                                                230,000             403,360
----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--3.9%
----------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--3.9%
Embratel Participacoes SA(1)                                                      18,200,000             120,951
----------------------------------------------------------------------------------------------------------------
Khantimansiysk(1)(2)                                                                  41,000              69,700
----------------------------------------------------------------------------------------------------------------
Kubanelectrosvyaz(1)(2)                                                               15,750              63,000
----------------------------------------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA(1)                                              18,200,000              88,587
----------------------------------------------------------------------------------------------------------------
Tele Sudeste Celular Participacoes SA(1)                                          18,200,000              33,154
----------------------------------------------------------------------------------------------------------------
Telecomunicacoes do Rio de Janeiro SA, Preference(1)                              17,018,554             274,835
----------------------------------------------------------------------------------------------------------------
Telesp Celular Participacoes SA(1)                                                18,200,000              77,097
----------------------------------------------------------------------------------------------------------------
Telesp Celular SA, Cl. B(1)                                                        4,500,000             129,034
----------------------------------------------------------------------------------------------------------------
Telesp Participacoes SA(1)                                                        18,200,000             158,754
----------------------------------------------------------------------------------------------------------------
Videsh Sanchar Nigam Ltd., GDR(3)                                                     53,600             513,220
                                                                                                      ----------
                                                                                                       1,528,332

----------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.9%
----------------------------------------------------------------------------------------------------------------
RAILROADS & TRUCKERS--0.9%
Guangshen Railway Co. Ltd., Sponsored ADR(1)                                          61,300             344,813
----------------------------------------------------------------------------------------------------------------
UTILITIES--5.5%
----------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--4.4%
Cia de Eletricidade do Estado da Bahia                                            15,560,000             243,782
----------------------------------------------------------------------------------------------------------------
Cia de Eletricidade do Estado da Bahia, Preference                                19,250,000             338,609
----------------------------------------------------------------------------------------------------------------
Cia de Saneamento Basico do Estado de Sao Paulo                                    6,900,126             269,350
----------------------------------------------------------------------------------------------------------------
Cia Paranaense Energia, Sponsored ADR, Preference B Shares(1)                        191,600             862,200
                                                                                                      ----------
                                                                                                       1,713,941

----------------------------------------------------------------------------------------------------------------
GAS UTILITIES--1.1%
Aygaz AS(1)                                                                        4,771,000             417,075
                                                                                                      ----------
Total Common Stocks (Cost $54,720,088)                                                                38,873,870


                     11 Oppenheimer Developing Markets Fund

                                                                                                    MARKET VALUE
                                                                                  UNITS             SEE NOTE 1
================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
----------------------------------------------------------------------------------------------------------------
PT Pan Indonesia Bank Wts., Exp. 6/00 (Cost $3,112)                                  378,930          $    3,859

                                                                                   FACE
                                                                                   AMOUNT(5)
================================================================================================================
CORPORATE BONDS AND NOTES--1.4%
----------------------------------------------------------------------------------------------------------------
Grupo Financiero Banorte SA de CV, 35.77% Nts., 12/5/02(2)(4)MXP
(Cost $685,235)                                                                    5,760,000             551,844

----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $55,408,435)                                         100.1%         39,429,573
----------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                   (0.1)            (24,628)
                                                                                   ---------         -----------
NET ASSETS                                                                             100.0%        $39,404,945
                                                                                   =========         ===========

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,238,052 or 15.83% of the Fund's net assets as of February 28, 1999.

4. Represents the current interest rate for a variable rate security.

5. Face amount is reported in U.S. Dollars, except for those denoted in the following currency: MXP--Mexican Peso



                     12 Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                                                                         MARKET VALUE             PERCENT
----------------------------------------------------------------------------------------------------------------
Mexico                                                                         $  6,238,890                 15.8%
----------------------------------------------------------------------------------------------------------------
India                                                                             4,893,209                 12.4
----------------------------------------------------------------------------------------------------------------
Brazil                                                                            4,518,154                 11.4
----------------------------------------------------------------------------------------------------------------
Singapore                                                                         4,208,089                 10.7
----------------------------------------------------------------------------------------------------------------
Portugal                                                                          4,156,823                 10.5
----------------------------------------------------------------------------------------------------------------
China                                                                             2,332,499                  5.9
----------------------------------------------------------------------------------------------------------------
Turkey                                                                            2,129,220                  5.4
----------------------------------------------------------------------------------------------------------------
Croatia                                                                           1,598,385                  4.1
----------------------------------------------------------------------------------------------------------------
Poland                                                                            1,473,820                  3.7
----------------------------------------------------------------------------------------------------------------
Egypt                                                                             1,452,399                  3.7
----------------------------------------------------------------------------------------------------------------
Argentina                                                                         1,268,597                  3.2
----------------------------------------------------------------------------------------------------------------
South Africa                                                                      1,114,236                  2.8
----------------------------------------------------------------------------------------------------------------
Chile                                                                               739,594                  1.9
----------------------------------------------------------------------------------------------------------------
Israel                                                                              693,028                  1.8
----------------------------------------------------------------------------------------------------------------
Greece                                                                              651,518                  1.7
----------------------------------------------------------------------------------------------------------------
Lebanon                                                                             614,150                  1.6
----------------------------------------------------------------------------------------------------------------
Indonesia                                                                           560,062                  1.4
----------------------------------------------------------------------------------------------------------------
Pakistan                                                                            416,515                  1.1
----------------------------------------------------------------------------------------------------------------
Thailand                                                                            237,685                  0.6
----------------------------------------------------------------------------------------------------------------
Russia                                                                              132,700                  0.3
                                                                                -----------                -----
Total                                                                           $39,429,573                100.0%
                                                                                ===========                =====

See accompanying Notes to Financial Statements.

                     13 Oppenheimer Developing Markets Fund

STATEMENT OF ASSETS AND LIABILITIES February 28, 1999 (Unaudited)

================================================================================================================
ASSETS
Investments, at value (cost $55,408,435)--see accompanying statement                                 $39,429,573
----------------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $86,528)                                                                   86,126
----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                         202,735
Interest and dividends                                                                                    91,913
Shares of beneficial interest sold                                                                        51,003
Other                                                                                                     25,512
                                                                                                     -----------
Total assets                                                                                          39,886,862

================================================================================================================
LIABILITIES
Bank overdraft                                                                                           102,260
----------------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                                                    86
----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                   196,409
Investments purchased                                                                                     56,146
Shareholder reports                                                                                       39,918
Custodian fees                                                                                            34,923
Trustees' compensation--Note 1                                                                            34,843
Distribution and service plan fees                                                                        16,398
Other                                                                                                        934
                                                                                                     -----------
Total liabilities                                                                                        481,917

================================================================================================================
NET ASSETS                                                                                           $39,404,945
                                                                                                     ===========

================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                      $61,402,139
----------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                   (140,236)
----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions and
foreign currency transactions                                                                         (5,844,531)
----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                             (16,012,427)
                                                                                                     -----------
Net assets                                                                                           $39,404,945
                                                                                                     ===========


                     14 Oppenheimer Developing Markets Fund

================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $23,128,050 and 2,827,538 shares of beneficial interest outstanding)                                    $8.18
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                                $8.68
----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,340,881
and 1,638,672 shares of beneficial interest outstanding)                                                   $8.14
----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,936,014
and 360,497 shares of beneficial interest outstanding)                                                     $8.14

See accompanying Notes to Financial Statements.

                     15 Oppenheimer Developing Markets Fund

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 1999 (Unaudited)

================================================================================================================
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $49,693)                                            $     519,078
----------------------------------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $6,011)                                                    125,518
                                                                                                   -------------
Total income                                                                                             644,596

================================================================================================================
EXPENSES
Management fees--Note 4                                                                                  209,088
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                    124,687
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                   35,278
Class B                                                                                                   68,864
Class C                                                                                                   15,722
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                               58,293
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       35,943
----------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                               12,958
----------------------------------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                                                             5,004
----------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                         1,391
----------------------------------------------------------------------------------------------------------------
Other                                                                                                     13,480
                                                                                                   -------------
Total expenses                                                                                           580,708
Less expenses paid indirectly--Note 4                                                                     (1,637)
                                                                                                   -------------
Net expenses                                                                                             579,071


================================================================================================================
NET INVESTMENT INCOME                                                                                     65,525

================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Investments                                                                                           (2,011,168)
Foreign currency transactions                                                                         (1,564,654)
                                                                                                   -------------
Net realized loss                                                                                     (3,575,822)

----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                            8,375,267
Translation of assets and liabilities denominated in foreign currencies                               (1,765,199)
                                                                                                   -------------
Net change                                                                                             6,610,068
                                                                                                   -------------
Net realized and unrealized gain                                                                       3,034,246

================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $   3,099,771
                                                                                                   =============

See accompanying Notes to Financial Statements.

                     16 Oppenheimer Developing Markets Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS ENDED
                                                                                 FEBRUARY 28, 1999  YEAR ENDED
                                                                                 (UNAUDITED)        AUGUST 31, 1998
===================================================================================================================
OPERATIONS
Net investment income                                                            $    65,525           $    325,991
-------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                 (3,575,822)            (1,208,391)
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                              6,610,068            (23,812,757)
                                                                                 -----------           ------------
Net increase (decrease) in net assets resulting from operations                    3,099,771            (24,695,157)

===================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                             (299,230)              (246,812)
Class B                                                                              (57,858)               (28,433)
Class C                                                                               (9,462)               (13,196)
-------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                             (217,043)            (1,271,220)
Class B                                                                             (123,499)              (679,498)
Class C                                                                              (27,448)              (163,333)

===================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                           (1,963,029)             2,205,847
Class B                                                                             (179,628)             1,248,778
Class C                                                                             (330,144)             1,358,951

===================================================================================================================
NET ASSETS
Total decrease                                                                      (107,570)           (22,284,073)
-------------------------------------------------------------------------------------------------------------------
Beginning of period                                                               39,512,515             61,796,588
                                                                                 -----------           ------------
End of period [including undistributed (overdistributed)
net investment income of $(140,236) and $160,789, respectively]                  $39,404,945           $ 39,512,515
                                                                                 ===========           ============

See accompanying Notes to Financial Statements.

                     17 Oppenheimer Developing Markets Fund

FINANCIAL HIGHLIGHTS

                                                           CLASS A
                                                           ----------------------------------------------------
                                                           SIX MONTHS
                                                           ENDED
                                                           FEBRUARY 28,            YEAR ENDED AUGUST 31,
                                                           1999 (UNAUDITED)        1998                1997(1)
===============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                              $7.76               $12.82             $10.00
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                        .03                  .11                .07
Net realized and unrealized gain (loss)                             .56                (4.62)              2.75
                                                                  -----               ------             ------
Total income (loss) from investment operations                      .59                (4.51)              2.82

---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                               (.10)                (.09)                --
Distributions from net realized gain                               (.07)                (.46)                --
                                                                  -----               ------             ------
Total dividends and distributions
to shareholders                                                    (.17)                (.55)                --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $8.18               $ 7.76             $12.82
                                                                  =====               ======             ======

===============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                                7.57%              (36.33)%            28.20%

===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $23,128              $23,663            $37,613
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                               $25,104              $35,864            $17,852
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                       0.61%(3)             0.87%              1.45%(3)
Expenses(4)                                                        2.48%(3)             2.18%              1.94%(3)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                           12%                  78%                27%

1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.


                     18 Oppenheimer Developing Markets Fund

CLASS B                                                        CLASS C
-------------------------------------------------------        -----------------------------------------------------
SIX MONTHS                                                     SIX MONTHS
ENDED                                                          ENDED
FEBRUARY 28,            YEAR ENDED AUGUST 31,                  FEBRUARY 28,            YEAR ENDED AUGUST 31,
1999 (UNAUDITED)        1998                 1997(1)           1999 (UNAUDITED)        1998                 1997(1)
====================================================================================================================
       $7.69               $12.73                $10.00               $7.68               $12.74              $10.00
--------------------------------------------------------------------------------------------------------------------

        (.01)                 .01                   .03                (.01)                 .02                 .04
         .56                (4.57)                 2.70                 .57                (4.58)               2.70
       -----               ------                ------               -----               ------              ------
         .55                (4.56)                 2.73                 .56                (4.56)               2.74

--------------------------------------------------------------------------------------------------------------------
        (.03)                (.02)                   --                (.03)                (.04)                 --
        (.07)                (.46)                   --                (.07)                (.46)                 --
       -----               ------                ------               -----               ------              ------

        (.10)                (.48)                   --                (.10)                (.50)                 --
--------------------------------------------------------------------------------------------------------------------
       $8.14               $ 7.69                $12.73               $8.14               $ 7.68              $12.74
       =====               ======                ======               =====               ======              ======

====================================================================================================================
        7.20%              (36.85)%               27.30%               7.22%              (36.88)%             27.40%

====================================================================================================================

     $13,341              $12,788               $20,470              $2,936               $3,061              $3,713
--------------------------------------------------------------------------------------------------------------------
     $13,890              $18,673               $ 7,802              $3,170               $4,206              $1,560
--------------------------------------------------------------------------------------------------------------------

       (0.14)%(3)            0.07%                 0.87%(3)           (0.10)%(3)            0.24%               0.98%(3)
        3.20%(3)             2.95%                 2.78%(3)            3.20%(3)             2.95%               2.77%(3)
--------------------------------------------------------------------------------------------------------------------
          12%                  78%                   27%                 12%                  78%                 27%





4. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1999, were $5,024,536 and $8,075,332, respectively.

See accompanying Notes to Financial Statements.



                    19 Oppenheimer Developing Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Developing Markets Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to aggressively seek long-term capital appreciation. It emphasizes investments in common stocks and other equity securities of issuers in emerging and developing markets throughout the world. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge, except for purchases greater than $1 million. Class A, Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                    20 Oppenheimer Developing Markets Fund

================================================================================
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 1999, a provision of $1,428 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $34,099 as of February 28, 1999.

            The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.


                    21 Oppenheimer Developing Markets Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    22 Oppenheimer Developing Markets Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                          SIX MONTHS ENDED FEBRUARY 28, 1999      YEAR ENDED AUGUST 31, 1998
                                          --------------------------------        ------------------------------
                                          SHARES             AMOUNT               SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Class A:
Sold                                      1,686,562       $  13,846,377           3,153,898        $  36,542,888
Dividends and
distributions reinvested                     59,038             498,869             137,965            1,466,572
Redeemed                                 (1,968,057)        (16,308,275)         (3,175,275)         (35,803,613)
                                        -----------       -------------         -----------         ------------
Net increase (decrease)                    (222,457)      $  (1,963,029)            116,588         $  2,205,847
                                        ===========       =============         ===========         ============

----------------------------------------------------------------------------------------------------------------
Class B:
Sold                                        390,036          $3,222,810           1,231,248         $ 14,160,669
Dividends and
distributions reinvested                     20,510             172,698              64,707              685,899
Redeemed                                   (434,950)         (3,575,136)         (1,240,445)         (13,597,790)
                                        -----------       -------------         -----------         ------------
Net increase (decrease)                     (24,404)         $ (179,628)             55,510           $1,248,778
                                        ===========       =============         ===========         ============

----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                        121,911        $    993,230             419,799           $4,895,743
Dividends and
distributions reinvested                      4,083              34,424              15,549              164,660
Redeemed                                   (163,900)         (1,357,798)           (328,388)          (3,701,452)
                                        -----------       -------------         -----------         ------------
Net increase (decrease)                     (37,906)         $ (330,144)            106,960           $1,358,951
                                        ===========       =============         ===========         ============

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of February 28, 1999, net unrealized depreciation on investments of $15,978,862 was composed of gross appreciation of $3,720,342, and gross depreciation of $19,699,204.


                    23 Oppenheimer Developing Markets Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 1.00% of the first $250 million of average annual net assets of the Fund, 0.95% of the next $250 million, 0.90% of the next $500 million, and 0.85% of average annual net assets in excess of $1 billion. The Fund's management fee for the six months ended February 28, 1999, was 1.00% of average annual net assets for each class of shares.

            For the six months ended February 28, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $55,618, of which $15,210 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $7,375, $64,291 and $4,426, respectively. The amount paid to an affiliated broker/dealer for Class B shares was $8,287. During the six months ended February 28, 1999, OFDI received contingent deferred sales charges of $23,432 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

            Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended February 28, 1999, OFDI paid $3,105 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.



                    24 Oppenheimer Developing Markets Fund

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended February 28, 1999, OFDI retained $56,651 and $13,894, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of February 28, 1999, OFDI had incurred excess distribution and servicing costs of $675,361 for Class B and $50,832 for Class C.

================================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

            The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

            Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

            Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                    25 Oppenheimer Developing Markets Fund

================================================================================
5. FORWARD CONTRACTS (CONTINUED)

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of February 28, 1999, the Fund had outstanding forward contracts as follows:

                                        EXPIRATION          CONTRACT              VALUATION AS OF     UNREALIZED
CONTRACT DESCRIPTION                    DATE                AMOUNT (000S)         FEBRUARY 28, 1999   DEPRECIATION
------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
Brazilian Real(BRR)                     3/1/99              15BRR                 $7,018                       $86

================================================================================
6. ILLIQUID AND RESTRICTED SECURITIES

As of February 28, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of February 28, 1999, was $1,053,144, which represents 2.67% of the Fund's net assets.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the six months ended February 28, 1999.

                    26 Oppenheimer Developing Markets Fund

OPPENHEIMER DEVELOPING MARKETS FUND

================================================================================
OFFICERS AND TRUSTEES    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Rajeev Bhaman, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR              OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND             OppenheimerFunds Services
SHAREHOLDER
SERVICING AGENT

================================================================================
CUSTODIAN OF             The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS     KPMG LLP

================================================================================
LEGAL COUNSEL            Gordon Altman Butowsky Weitzen Shalov & Wein

                         The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.
                         This is a copy of a report to
                         shareholders of Oppenheimer Developing Markets Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Developing Markets Fund. For material information concerning the Fund, see the Prospectus.
                         Shares of Oppenheimer funds are
                         not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                    27 Oppenheimer Developing Markets Fund

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handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

[OPPENHEIMERFUNDS LOGO]

RS0785.001.0299 April 29, 1999